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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 6, 2003
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   0-19557                36-3777824
------------------------------    ---------------    --------------------------
 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)



             1955 W. Field Court, Lake Forest, Illinois   60045
           ----------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)



                                 (847) 803-4600
                             ----------------------
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release issued by Salton, Inc. dated November 6, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 6, 2003, Salton, Inc. announced its fiscal first quarter results. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.




                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ---------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director



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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                          DESCRIPTION
      -----                       ---------------

       99.1         Press Release issued by Salton, Inc. dated November 6, 2003